Execution Version
AMENDMENT NO. 2 TO
RECEIVABLES FINANCING AGREEMENT

This AMENDMENT NO. 2, dated as of August 31, 2021 (this “Amendment”), is made with respect to that certain Receivables Financing Agreement, dated as of September 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among HERC RECEIVABLES U.S. LLC, a Delaware limited liability company (the “US Borrower”) and THE ADDITIONAL CANADIAN BORROWER TO THE EXTENT ADDED AS A PARTY THERETO, as co-borrowers (each, a “Borrower” and, collectively, the “Borrowers”), HERC RENTALS INC., a Delaware corporation (“Herc”), individually and as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”), the LENDERS and MANAGING AGENTS (in each case, as defined therein) from time to time party thereto, and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”), as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.

PRELIMINARY STATEMENT:

Each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.

NOW, THEREFORE, the signatories hereto agree as follows:

SECTION 1.    Amendments to the Agreement.

(a)    The definition of “Amendment No. 2 Closing Date” is hereby added to Exhibit I of the
Agreement as follows:

“Amendment No. 2 Closing Date” means August 31, 2021.

(b)    The definition of “Commitment” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Commitment” means, with respect to any Committed Lender, the amount set forth as such Committed Lender’s “Commitment” on its respective signature page to this Agreement or the Assumption Agreement, Transfer Supplement or other agreement pursuant to which such Committed Lender became a party hereto, as such amount may be modified in connection with any subsequent assignment pursuant to Section 12.3(b) or in connection with a change in the Aggregate Commitment pursuant to Section 2.1(c) or Section 2.1(d), not to exceed the Program Limit. On the Amendment No. 2 Closing Date, the aggregate Commitments shall be $200,000,000.

(c)    The definition of “Dilution Horizon Ratio” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Dilution Horizon Ratio” means, at any time, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last

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day of the most recently ended Settlement Period by dividing (a) the sum of (i) the aggregate billed sales made by the Originators during the most recently ended Settlement Period, plus (ii) fifty percent (50%) of the aggregate billed sales made by the Originators during the Settlement period immediately preceding the most recently ended Settlement Period, by (b) the aggregate Outstanding Balance of all Pool Receivables as of the last day of such Settlement Period. Within thirty (30) days of the completion and the receipt by the Administrative Agent of the results of any annual audit or field exam of the Receivables and the servicing and origination practices of the Servicer and the Originators, the numerator of the Dilution Horizon Ratio may be adjusted by the Administrative Agent upon not less than five (5) Business Days’ notice to the Borrowers to reflect such number of Fiscal Months as the Administrative Agent reasonably believes best reflects the business practices of the Servicer and the Originators and the actual amount of dilution and Deemed Collections that occur with respect to Pool Receivables based on the weighted average dilution lag calculation completed as part of such audit or field exam.

(d)     A new definition of “Erroneous Payment” is hereby added to Exhibit I of the
Agreement as follows:

“Erroneous Payment” has the meaning set forth in Section 11.10(a).

(e)    A new definition of “Erroneous Payment Deficiency Assignment” is hereby added to
Exhibit I of the Agreement as follows:

“Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 11.10(d).

(f)    A new definition of “Erroneous Payment Return Deficiency” is hereby added to
Exhibit I of the Agreement as follows:

“Erroneous Payment Return Deficiency” has the meaning set forth in Section 11.10(d).

(g)    A new definition of “Erroneous Payment Subrogation Rights” is hereby added to
Exhibit I of the Agreement as follows:

“Erroneous Payment Subrogation Rights” has the meaning set forth in Section 11.10(f).

(h)    The definition of “Facility Maturity Date” set forth in Exhibit I of the Agreement is hereby amended and restated to read as follows:

“Facility Maturity Date” means the earliest to occur of: (a) August 31, 2022; (b) any date designated as the Facility Maturity Date by the Administrative Agent upon the occurrence of an Event of Default pursuant to Section 9.1; (c) the date the Aggregate Commitment is reduced to zero pursuant to Section 2.1(c); and (d) the date, if any, specified by the related Managing Agent upon not less than thirty (30) days’ prior written notice, which may be delivered to the Borrower if a CP Disruption Event shall have occurred with respect to a Conduit Lender and shall have continued for a period of 270 consecutive days, so long as such Managing Agent shall have notified the Borrower of the occurrence of such CP Disruption Event and shall have provided the Borrower confirmation that such CP Disruption Event is continuing promptly following reasonable periodic requests therefor.

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(i)    A new definition of “MUFG Lender Group” is hereby added to Exhibit I of the
Agreement as follows:

“MUFG Lender Group” means the Lender Group of which MUFG Bank Ltd. is the Managing Agent.

(j)    A new definition of “Payment Recipient” is hereby added to Exhibit I of the
Agreement as follows:

“Payment Recipient” has the meaning set forth in Section 11.10(a).

(k)    A new definition of “Uncommitted Allocation” is hereby added to Exhibit I of the
Agreement as follows:

“Uncommitted Allocation” means, with respect to any Committed Lender, the amount set forth as such Committed Lender’s “Uncommitted Allocation” on its respective signature page to this Agreement or the Assumption Agreement, Transfer Supplement or other agreement pursuant to which such Committed Lender became a party hereto, which Borrower may request to convert to an increase in a Committed Lender’s Commitment in accordance with Section 2.1(d). Such Uncommitted Allocation shall be reduced on a dollar for dollar basis in connection with any such conversion. On the Amendment No. 2 Closing Date, the aggregate Uncommitted Allocation shall be $50,000,000.

(l)    Section 2.1(d) of the Agreement is hereby amended and restated to read as follows:

(d)    The Borrowers may, upon at least ten (10) Business Days prior written notice to the Administrative Agent, request an increase in the Aggregate Commitment. The Managing Agents may, in their sole discretion, approve any such ratable increase, subject to appropriate credit and due diligence reviews; provided, however, that (i) after giving effect to any such increase, the Aggregate Commitment shall not, at any time, exceed the Program Limit, (ii) the Borrowers, the Servicer and the Performance Guarantor are then in compliance with all covenants in this Agreement and the other Transaction Documents and no Event of Default or Unmatured Event of Default shall have occurred and be continuing, (iii) the Borrowers shall not previously have reduced the Aggregate Commitment pursuant to Section 2.1(c), and (iv) the Administrative Agent shall have received, in substantially the form set forth in Annex G hereto, (x) the written acknowledgement of, and agreement by, the Performance Guarantor to such increase and (y) Officer’s Certificates of the Borrowers, the Servicer and the Performance Guarantor (1) in the case of the Borrowers, certifying and attaching resolutions of each Borrower approving or consenting to such increase, (2) certifying as to the matters reflected in clauses (i)-(iii) above, and (3) certifying that, before and after giving effect to such extension, the representations and warranties of the Borrowers, the Servicer and the Performance Guarantor contained in Exhibit III hereof and in the other Transaction Documents are true and correct (subject to any materiality qualifiers contained in such representations and warranties) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date. In connection with any such increase in the Aggregate Commitment, the Administrative Agent and/or the Lenders shall be entitled to charge an additional upfront fee on any increased Aggregate Commitment pursuant to this Section 2.1(d), as set forth in the Amended and Restated Fee Agreement dated as of the Amendment No. 2 Closing Date, which fee shall be

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fully earned, due and payable in full (without reduction, set-off or refund in the event of any early termination of this Agreement) by the Borrowers on the effective date of such increase.

(m)     Section 2.2(a) of the Agreement is hereby amended and restated to read as follows:

(a)    Each Advance hereunder shall be made on the requested date of an Advance upon the Borrowers’ irrevocable written notice in the form of Annex B (the “Borrowing Request”) delivered to the Administrative Agent and each Managing Agent in accordance with Section 12.2 by 2:00 p.m., New York, New York time, at least three (3) Business Days before the requested date of an Advance, which notice shall specify: (i) the amount requested to be paid to the Borrowers (such amount, which shall not be less than $1,000,000 and shall be in integral multiples of $100,000 in excess thereof) with respect to each Lender Group in connection with such Advance, the portion thereof allocated to each Borrower and the bank account for each Borrower to which the funds are to be remitted; (ii) the date of such Advance; and (iii) a pro forma calculation of the Advance Principal Balance of each Lender after giving effect to the increase in Aggregate Advance Principal Balance resulting from such Advance.

(n)    A new Section 11.10 is hereby added to the Agreement as follows:

11.10 Erroneous Payment.

(a) If the Administrative Agent (x) notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of Advances, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 11.10 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

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(b) Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of Advances, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.10(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 11.10(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 11.10(a) or on whether or not an Erroneous Payment has been made.

(c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender or under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Advance Principal Balance (but not its Commitments) with respect to which such Erroneous Payment was made in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advance Principal Balance (but not Commitments) of such Advances, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby

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(together with the Borrowers) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment, (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrowers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Advance subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(e) The Administrative Agent may, in its discretion, sell any Advance acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Advance acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Administrative Agent) and (y) may in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(f) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the parties obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such obligations in respect of Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Borrowers or Servicer; provided that this Section 11.10 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrowers or the Servicer relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or the Servicer for the purpose of making such Erroneous Payment.

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(g) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation, any defense based on “discharge for value” or any similar doctrine.

(h) Each party’s obligations, agreements and waivers under this Section 11.10 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) under any Transaction Document.

(o)    A new Section 12.21 is hereby added to the Agreement as follows:

12.21    Benchmark Replacement Setting.

(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then, (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, or in connection with an Early Opt-in Election, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. (New York time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Borrowers without any amendment to this Agreement or any other Transaction Document, or further action or consent of the Borrowers, any Originator, the Performance Guarantor or the Servicer.

(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrowers, any Originator, the Performance Guarantor or the Servicer.

(c)    Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Borrowers of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent pursuant to this Section 12.21, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole

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discretion and without consent from the Borrowers, any Originator, the Performance Guarantor or the Servicer.

(d)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Administrative Agent may modify the definition of “Interest Calculation Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Calculation Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)    Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any request for Accrued Interest to be computed by reference to the LIBO Rate during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for Accrued Interest to be computed by reference to the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

(f)    Disclaimer of Liability. Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration of, submission of, calculation of or availability of or any other matter related to the rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to this Agreement, whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as the LIBO Rate prior to its discontinuance or unavailability.

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As used in this Section 12.21:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Calculation Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Calculation Period” pursuant to clause (d) of this Section 12.21.

“Benchmark”: means, initially, the LIBO Rate; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of this Section 12.21.

“Benchmark Replacement”: means, for any Available Tenor, the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Adjustment”: means, with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Calculation Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Calculation Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Calculation Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent for the applicable Corresponding Tenor; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Administrative Agent in its reasonable discretion.

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“Benchmark Replacement Conforming Changes”: means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Calculation Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Benchmark Replacement Date”: means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or (3) in the case of an Early Opt-in Election, the first (1st) Business Day after the date notice of such Early Opt-in Election is provided to the Borrowers (or such later date, if any, as Administrative Agent may specify in such notice). For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event”: means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available

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Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period”: means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 12.21 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 12.21.

“Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR”: means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion.

“Early Opt-in Election”: means, if the then-current Benchmark is LIBOR, the occurrence of: a determination by Administrative Agent that at least five currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate, and the election by Administrative Agent to trigger a fallback from LIBOR and the provision by Administrative Agent of written notice of such election to the Borrowers.

“Floor”: means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBOR; provided that if it is determined pursuant to the foregoing to be below zero, it will be deemed to be zero.

“ISDA Definitions”: means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“LIBOR”: means the London interbank offered rates shown on Bloomberg Finance L.P. Screen US0001M.

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“Reference Time”: with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBOR, the time determined by Administrative Agent in its reasonable discretion.

“Relevant Governmental Body”: means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR”: means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator”: means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”: means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR”: means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement”: means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

(p)    Schedule V of the Agreement is hereby amended and restated to read as set forth on
Schedule V hereto.
SECTION 2.    Effectiveness of Amendment. This Amendment shall become effective as of the date hereof at such time that the Administrative Agent and the Managing Agents shall have received (i) executed counterparts of this Amendment, (ii) executed counterparts of the Amended and Restated Lender Group Fee Letter (the “A&R Lender Group Fee Letter”), (iii) the Upfront Fee, in accordance with the terms of, and as such term is defined in, the A&R Lender Group Fee Letter, (iv) an opinion of counsel to the Borrowers and Herc in form and substance satisfactory to the Administrative Agent and the Managing Agents and (v) such other documents as the Administrative Agent and the Managing Agents may reasonably request.

SECTION 3.    Transaction Document. This Amendment shall be a Transaction Document under the Agreement.

SECTION 4.    Representations and Warranties. Each of the Borrowers, the Servicer and the Performance Guarantor makes each of the representations and warranties contained in Exhibit III of the Agreement (after giving effect to this Amendment).

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SECTION 5.    Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of that certain Performance Guaranty contained in Article VIII of the Agreement, made by the Performance Guarantor in favor of the Beneficiaries shall remain in full force and effect, and Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 6.    Confirmation of Agreement; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 7.    Costs and Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents and the Lenders with respect thereto.

SECTION 8.    GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 9.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:

HERC RECEIVABLES U.S. LLC, as Borrower

By:        /s/ Mustally Hussain
Name:    Mustally Hussain
Title:    Treasurer

HERC RENTALS INC., individually and as initial Servicer

By:        /s/ Mark Irion
Name:    Mark Irion
Title:    Chief Financial Officer

HERC RENTALS INC., as Performance Guarantor

By:        /s/ Mark Irion
Name:    Mark Irion
Title:    Chief Financial Officer

[Signature Page to Amendment No. 2 to Receivables Financing Agreement]

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CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Administrative Agent

By:        /s/ Konstantina Kourmpetis
Name:    Konstantina Kourmpetis
Title:    Managing Director

By:        /s/ Michael Regan
Name:    Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 2 to Receivables Financing Agreement]

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CACIB LENDER GROUP:

CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Managing Agent

By:        /s/ Konstantina Kourmpetis
Name:    Konstantina Kourmpetis
Title:    Managing Director

By:        /s/ Michael Regan
Name:    Michael Regan
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, as Committed Lender

By:        /s/ Konstantina Kourmpetis
Name:    Konstantina Kourmpetis
Title:    Managing Director

By:        /s/ Michael Regan
Name:    Michael Regan
Title: Managing Director

Commitment: $175,000,000
Uncommitted Allocation: $40,000,000

ATLANTIC ASSET SECURITIZATION LLC,
as Conduit Lender

By:        /s/ Konstantina Kourmpetis
Name:    Konstantina Kourmpetis
Title:    Managing Director

By:        /s/ Michael Regan
Name:    Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 2 to Receivables Financing Agreement]

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LA FAYETTE ASSET SECURITIZATION LLC,
as Conduit Lender

By:        /s/ Konstantina Kourmpetis
Name:    Konstantina Kourmpetis
Title:    Managing Director

By:        /s/ Michael Regan
Name:    Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 2 to Receivables Financing Agreement]

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MUFG LENDER GROUP:

MUFG BANK, LTD., as Managing Agent

By:        /s/ Eric Williams
Name:     Eric Williams
Title: Managing Director

MUFG BANK, LTD., as Committed Lender

By:        /s/ Eric Williams
Name:     Eric Williams
Title: Managing Director

Commitment: $25,000,000
Uncommitted Allocation: $10,000,000

[Signature Page to Amendment No. 2 to Receivables Financing Agreement]

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SCHEDULE V
ADDRESSES FOR NOTICE

If to HERC RECEIVABLES U.S. LLC:

HERC RECEIVABLES U.S. LLC
27500 Riverview Center Blvd., Suite 300
Bonita Springs, FL 34134
Attention: Treasurer
Telephone: (239) 301-1090
Email: Mustally.Hussain@hercrentals.com

With a copy to each of:

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham
Telephone: (312) 807-4235
Email: Don.Bingham@klgates.com

and

HERC RECEIVABLES U.S. LLC
27500 Riverview Center Blvd., Suite 300
Bonita Springs, FL 34134
Attention: S. Wade Sheek, Secretary
Telephone: (239) 301-1183
Email: Wade.Sheek@hercrentals.com

If to the Servicer:

Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Controller
Telephone: (239) 301-1373
Email: Mark.Humphrey@hercrentals.com

With a copy to each of:

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham
Telephone: (312) 807-4235
Email: Don.Bingham@klgates.com

and

Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Chief Legal Officer
Telephone: (239) 301-1125
Email: Wade.Sheek@hercrentals.com

If to the Performance Guarantor:

Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Controller
Telephone: (239) 301-1373
Email: Mark.Humphrey@hercrentals.com

With a copy to each of:

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, IL 60602-4207
Attention: Donald E. Bingham
Telephone: (312) 807-4235
Email: Don.Bingham@klgates.com

and

Herc Rentals Inc.
27500 Riverview Center Blvd.
Bonita Springs, FL 34134
Attention: Chief Legal Officer
Telephone: (239) 301-1125
Email: Wade.Sheek@hercrentals.com

If to the Administrative Agent:

Credit Agricole Corporate and Investment Bank
1301 Avenue of the Americas
New York, NY 10019
Attention: David R Núñez / GMD Securitization
Telephone: (212) 261-7814
Facsimile: (917) 849-5584
Email: david.nunez@ca-cib.com / transaction.management@ca-cib.com

With a copy to:

King & Spalding LLP
1185 Avenue of the Americas
34th Floor
New York, NY 10036
Attention: Jonathan Arkins, Esq.
Telephone: (212) 556-2300
Email: jarkins@kslaw.com

CACIB Lender Group: If to any member of the CACIB Lender Group:

Credit Agricole Corporate and Investment Bank, as Managing Agent
1301 Avenue of the Americas
New York, NY 10019
Attention: David R Núñez / GMD Securitization
Telephone: (212) 261-7814
Facsimile: (917) 849-5584
Email: david.nunez@ca-cib.com / transaction.management@ca-cib.com

With a copy to:

King & Spalding LLP
1185 Avenue of the Americas
34th Floor
New York, NY 10036
Attention: Jonathan Arkins, Esq.
Telephone: (212) 556-2300
Email: jarkins@kslaw.com

MUFG Lender Group: If to any member of the MUFG Lender Group:

MUFG Bank, Ltd., as Managing Agent
1221 Avenue of the Americas
New York, NY 10020
Attention: Eric Williams
Telephone: 212-405-6654
Email: eric.williams@mufgsecurities.com; securitization_reporting@us.mufg.jp

With a copy to:

King & Spalding LLP
1185 Avenue of the Americas
34th Floor
New York, NY 10036
Attention: Jonathan Arkins, Esq.
Telephone: (212) 556-2300
Email: jarkins@kslaw.com